UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 23, 2026
LanzaTech Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40282	92-2018969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8045 Lamon Avenue, Suite 400 Skokie, Illinois	60077
(Address of principal executive offices)	(Zip Code)
(847) 324-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0000001 per share	LNZA	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	LNZAW	The Nasdaq Stock Market LLC

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 23, 2026, LanzaTech Global, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 7,865,074 shares of the Company’s common stock (“Common Stock”), representing approximately 77.96% of the shares entitled to vote at the Annual Meeting, were represented at the Annual Meeting in person, including by means of remote communication, or by proxy.

As described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2026 (the “Proxy Statement”), as of the close of business on April 28, 2026, the record date for the Annual Meeting, there were 10,089,163 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

Stockholders voted on the following three proposals at the Annual Meeting, all of which are described in the Proxy Statement, and cast their votes as described below:

Proposal 1 – Election of Class III Directors

Stockholders approved the election of each of the Company’s two Class III director nominees to hold office until the 2029 Annual Meeting of Stockholders of the Company and until his or her successor is elected or appointed (“Proposal 1”). The affirmative vote of a plurality of the votes cast by the holders of Common Stock present in person, including by means of remote communication, or represented by proxy and entitled to vote thereon was required to elect each of Ms. McWhorter and Mr. Messina. Broker non-votes had no effect on the outcome of Proposal 1. The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Dorri McWhorter	7,356,272	227,528	281,274
Jim Messina	7,369,422	214,378	281,274

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Stockholders approved the ratification of BDO USA, P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026 (“Proposal 2”). The affirmative vote of a majority of the votes cast by the holders of Common Stock present in person, including by means of remote communication, or represented by proxy and entitled to vote thereon was required to approve Proposal 2. Abstentions were not considered votes cast and had no effect on the outcome of Proposal 2. There were no broker non-votes for Proposal 2 as it was a routine matter. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
7,855,643	1,317	8,114	0

Proposal 3 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

Stockholders approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (“Proposal 3”). The affirmative vote of a majority of the votes cast by the holders of Common Stock present in person, including by means of remote communication, or represented by proxy and entitled to vote thereon was required to approve Proposal 3. Abstentions and broker non-votes were not considered votes cast and had no effect on the outcome of Proposal 3. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
7,337,387	242,955	3,458	281,274

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANZATECH GLOBAL, INC.

Dated: June 24, 2026	By:	/s/ Maryann Maas
	Name:	Maryann Maas
	Title:	General Counsel-Corporate Secretary
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